Exhibit (n)

BLACKROCK LIQUIDITY FUNDS

(the “Trust”)

AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3

FOR OPERATION OF A MULTI-CLASS SYSTEM

I. INTRODUCTION

Rule 18f-3 requires an investment company to file with the Commission a written plan specifying all of the differences among classes, including the various services offered to shareholders, different distribution arrangements for each class, methods for allocating expenses relating to those differences and any conversion features or exchange privileges. This Amended and Restated Plan (the “Plan”) shall become effective when filed with the Securities and Exchange Commission (“SEC”).

II. ATTRIBUTES OF CLASSES

A.	Generally.

Pursuant to this Plan, each Series of the Trust will offer up to seventeen classes of shares – Institutional Shares, Dollar Shares, Administration Shares, Cash Reserve Shares, Cash Management Shares, Select Shares, Premier Shares, Capital Shares, Private Client Shares, Mischler Financial Group Shares, Bancroft Capital Shares, Cabrera Capital Markets Shares, Penserra Shares, Great Pacific Shares, Stern Brothers Shares, WestCap Shares and Tigress Shares – as indicated in Appendix A attached hereto. In general, shares of each class will be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain shareholder services. More particularly, Institutional Shares, Dollar Shares, Administration Shares, Cash Reserve Shares, Cash Management Shares, Select Shares, Premier Shares, Capital Shares, Private Client Shares, Mischler Financial Group Shares, Bancroft Capital Shares, Cabrera Capital Markets Shares, Penserra Shares, Great Pacific Shares, Stern Brothers Shares, WestCap Shares and Tigress Shares will represent interests in the same portfolio of investments of a particular Series, and will be identical in all respects, except for: (a) the impact of (i) expenses assessed pursuant, as applicable, to the Dollar Shares Shareholder Services Plan; Amended Administration Shareholder Services Plan; Amended Cash Reserve Shareholders Services Plan; Amended Cash Management Shareholder Services Plan; Select Shares Distribution Plan and Select Shares Amended Shareholder Services Plan; Amended and Restated Capital Shares Shareholder Services Plan; and Amended Private Client Shares Shareholder Services Plan and Private Client Shares Distribution Plan and the related Agreements entered into pursuant to such Plans (collectively “Plans and Agreements”) and (ii) any other incremental expenses identified that should be properly allocated to one class, approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust; (b) the fact that (i) a class will vote separately on matters which pertain to the Plans and Agreements and (ii) each class will vote separately on any matter submitted to shareholders relating to class expenses; (c) the designation of each class of shares of a Series; (d) the different shareholder services relating to a class of shares, and (e) the dividends that may be paid to the holders of shares of each class.

B.	Distribution Arrangements, Expenses and Sales Charges.

1.	Institutional Shares.

Institutional Shares will be available for purchase by investors and will be offered without a sales charge. Institutional Shares will not be subject to a fee payable pursuant to the Plans and Agreements.

2.	Dollar Shares.

Dollar Shares will be available for purchase by institutional investors and will be offered without a sales charge. Dollar Shares will be subject to a fee payable pursuant to a Dollar Shares Shareholder Plan and related Servicing Agreements which will not exceed 0.25% (on an annual basis) of the average daily net asset value of a particular Series’ Dollar Shares held by a service organization for the benefit of its customers or by a customer for whom the service organization provides services. Services provided by a service organization under the Servicing Agreement may include (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customers’ investments; (ii) assisting customers in designating and changing dividend options, account designations and addresses; (iii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (iv) providing customers with a service that invests the assets of their accounts in Dollar Shares pursuant to specific or pre-authorized instructions; (v) processing dividend payments from the particular portfolio on behalf of customers; (vi) providing information periodically to customers showing their positions in Dollar Shares; (vii) arranging for bank wires; (viii) responding to customer inquiries relating to the Series or the services performed by the service organization; (ix) providing sub-accounting with respect to Dollar Shares beneficially owned by customers or the information necessary for sub-accounting; (x) forwarding shareholder communications from the particular portfolio (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and (xi) providing such other similar services as the particular portfolio may reasonably request to the extent the service organization is permitted to do so under applicable statutes, rules or regulations.

3.	Administration Shares.

Administration Shares will be available for purchase by institutional investors and will be offered without a sales charge. Administration Shares will be subject to a fee payable pursuant to an Amended Administration Shareholder Services Plan and related Agreement which will not exceed 0.10% (on an annual basis) of the average daily net asset value of a Series’ Administration Shares held by the particular service organization for the benefit of its customers or by a customer for whom the service organization provides services. Services provided by a service organization under the Amended Administration Shareholder Services Plan and related Agreement may include (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customers’ investments; and (ii) assisting customers in designating and changing dividend options, account designations and addresses.

4.	Cash Reserve Shares.

Cash Reserve Shares will be available to institutional investors and will be offered without a sales charge. Cash Reserve Shares will be subject to a fee payable pursuant to an Amended Cash Reserve Shareholder Services Plan and related Agreement which will not exceed .40% (on an annual basis) of the average daily net asset value of a particular Series’ Cash Reserve Shares held by the service organization for the benefit of its customers or by a customer for whom the service organization provides services. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services which may include: (i) answering customer’s inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer’s investments, and (ii) assisting customers in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing support services (which are not “service” within the applicable rule of the Financial Industry Regulatory Authority), which may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payment from the particular Series on behalf of customers; (iv) providing information periodically to customers showing their positions in a Series’ Cash Reserve Shares; (v) arranging for bank wires; (vi) responding to customer inquires relating to the particular Series or the services performed by service organizations; (vii) providing sub-accounting with respect to a Series’ shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services to the extent permitted under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep and/or allocation services (“Sweep/Allocation Services”) which may include: (i) providing the necessary computer hardware and software which links the service organization’s DDA and/or employee benefits system to an account management system; (ii) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer’s accounts; (iii) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by a service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

5.	Cash Management Shares.

Cash Management Shares will be available for purchase by institutional investors and will be offered without a sales charge. Cash Management Shares will be subject to a fee payable pursuant to an Amended Cash Management Shareholder Services Plan and related Agreement which will not exceed .50% (on an annual basis) of the average daily net asset value of a particular Series’ Cash Management Shares held by the service organization for the benefit of its customers or by a customer for whom the service organization provides services. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services which may include: (i) answering customer’s inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer’s investments, and (ii) assisting customers in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services (which are not “service” within the meaning of the applicable rule of the Financial Industry Regulatory Authority), which may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payment from the particular series on behalf of customers; (iv) providing information periodically to customers showing their positions in a Series’ Cash Management Shares; (v) arranging for bank wires; (vi) responding to customer inquires relating to the particular Series or the services performed by service organizations; (vii) providing sub-accounting with respect to a Series’ shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services if requested to the extent permitted to do so under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep and/or allocation services (“Sweep/Allocation Services”) which may include: (i) providing the necessary computer hardware and software which links the service organization’s DDA and/or employee benefits system to an account management system; (ii) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer’s accounts; (iii) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services which may include: (i) marketing and activities, including direct mail promotions that promote the Sweep/Allocation Services; (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing; (iii) distribution of literature promoting Sweep/Allocation Services; and (iv) travel, equipment, printing, delivery and mailing costs, overhead and other office expenses attributable to the marketing of the Sweep/Allocation Services.

6.	Select Shares.

Select Shares will be available for purchase by institutional investors and will be offered without a sales charge. Select Shares will be subject to a distribution fee payable pursuant to a Select Shares Distribution Plan and related Agreement which will not exceed .35% of Select Shares of FedFund, T-Fund and Treasury Trust Fund, held by the particular service organization for the benefit of its customers. Sales support and distribution services provided by a service organization under a Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of Select Shares to customers as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for customers.

Select Shares will also be subject to a fee payable pursuant to a Select Shares Amended Shareholder Services Plan and related Agreement which will not exceed .50% (on an annual basis) of the average daily net asset value of a particular Series’ Select Shares held by the service organization for the benefit of its customers. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services which may include: (i) answering customer’s inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer’s investments; and (ii) assisting customers in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services (which are not “service” within the meaning of the applicable rule of the Financial Industry Regulatory Authority), which may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payment from the particular series on behalf of customers; (iv) providing information periodically to customers showing their positions in a Series’ Select Shares; (v) arranging for bank wires; (vi) responding to customer inquires relating to the particular Series or the services performed by service organizations; (vii) providing sub-accounting with respect to a Series’ shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services if requested to the extent permitted to do so under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep services (“Sweep Services”) which may include: (i) providing the necessary computer hardware and software which links the service organization’s DDA system to an account management system; (ii) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer’s accounts; (iii) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services which may include: (i) marketing and activities, including direct mail promotions that promote the sweep service, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting sweep services, (iv) travel, equipment, printing, delivery and mailing costs, overhead and other office expenses attributable to the marketing of the sweep services. Support Services are not “service” for purposes of the limitation in the applicable rule of the Financial Industry Regulatory Authority.

7.	Premier Shares.

Premier Shares will be available for purchase by or through institutions which act on behalf of their customers maintaining accounts with such institutions and meeting certain minimum investment and other requirements described in the applicable prospectus. Premier Shares will also be available for purchase through financial intermediaries that have entered into an agreement with the distributor to offer such shares on a platform that charges a transaction-based sales commission outside of a Series. Only purchase and redemption orders for Premier Shares submitted through the NSCC Fund/SERV trading platform will be accepted by the relevant Series (except in the event that the NSCC Fund/SERV trading platform is restricted or suspended due to service interruptions or otherwise). Premier Shares will be offered without a sales charge. Premier Shares will not be subject to a fee payable pursuant to the Plans and Agreements.

8.	Capital Shares.

Capital Shares will be available for purchase by institutional investors and will be offered without a sales charge. Capital Shares will be subject to a fee payable pursuant to an Amended and Restated Capital Shares Shareholder Services Plan and related Agreement which will not exceed 0.05% (on an annual basis) of the average daily net asset value of a particular Series’ Capital Shares held by the particular service organization for the benefit of its customers. Services provided by a service organization under the Amended and Restated Capital Shares Shareholder Services Plan and related Agreement may include answering customer inquiries regarding the manner in which purchases, exchanges and redemption of shares may be effected.

9.	Private Client Shares.

Private Client Shares will be available for purchase by institutional investors and will be offered without a sales charge. Private Client Shares will be subject to a distribution fee payable pursuant to a Private Client Shares Distribution Plan and related Agreement which will not exceed .35% of Private Client Shares held by the particular service organization for the benefit of its customers. Sales support and distribution services provided by a service organization under a Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of Private Client Shares to customers as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for customers.

Private Client Shares will also be subject to a fee payable pursuant to an Amended Private Client Shares Shareholder Services Plan and related Agreement which will not exceed .50% (on an annual basis) of the average daily net asset value of a particular Series’ Private Client Shares held by the service organization for the benefit of its customers. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services which may include: (i) answering customer’s inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer’s investments; and (ii) assisting customers in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services (which are not “service” within the meaning of the applicable rule of the Financial Industry Regulatory Authority), which may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payment from the particular series on behalf of customers; (iv) providing information periodically to customers showing their positions in a Series’ Private Client Shares; (v) arranging for bank wires; (vi) responding to customer inquires relating to the particular Series or the services performed by service organizations; (vii) providing sub-accounting with respect to a Series’ shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services if requested to the extent permitted to do so under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing sweep services (“Sweep Services”) which may include: (i) providing the necessary computer hardware and software which links the service organization’s DDA system to an account management system; (ii) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer’s demand deposit accounts; (iii) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing services which may include: (i) marketing and activities, including direct mail promotions that promote the sweep service, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting sweep services, (iv) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of the sweep services. Support Services are not “service” for purposes of the limitation in the applicable rule of the Financial Industry Regulatory Authority.

10.	Mischler Financial Group Shares.

Mischler Financial Group Shares will be available for purchase only by clients of Mischler Financial Group or an affiliate thereof and will be offered without a sales charge. Mischler Financial Group Shares will not be subject to a fee payable pursuant to the Plans and Agreements.

Accounts of clients that are not clients of Mischler Financial Group or an affiliate thereof are not eligible to hold Mischler Financial Group Shares, and any Mischler Financial Group Shares known to the Trust to be held in such accounts will be converted to Institutional Shares (the “Mischler Financial Group Direct Accounts Conversion”).

The Mischler Financial Group Direct Accounts Conversion will occur on the basis of the relative net asset value of the shares of the two applicable classes on the conversion date, without the imposition of any sales load, fee or other charge. Shares acquired through reinvestment of dividends on Mischler Financial Group Shares will also convert to Institutional Shares.

11.	Bancroft Capital Shares.

Bancroft Capital Shares will be available for purchase only by clients of Bancroft Capital or an affiliate thereof and will be offered without a sales charge. Bancroft Capital Shares will not be subject to a fee payable pursuant to the Plans and Agreements.

Accounts of clients that are not clients of Bancroft Capital or an affiliate thereof are not eligible to hold Bancroft Capital Shares, and any Bancroft Capital Shares known to the Trust to be held in such accounts will be converted to Institutional Shares (the “Bancroft Capital Direct Accounts Conversion”).

The Bancroft Capital Direct Accounts Conversion will occur on the basis of the relative net asset value of the shares of the two applicable classes on the conversion date, without the imposition of any sales load, fee or other charge. Shares acquired through reinvestment of dividends on Bancroft Capital Shares will also convert to Institutional Shares.

12.	Cabrera Capital Markets Shares.

Cabrera Capital Markets Shares will be available for purchase only by clients of Cabrera Capital Markets or an affiliate thereof and will be offered without a sales charge. Cabrera Capital Markets Shares will not be subject to a fee payable pursuant to the Plans and Agreements.

Accounts of clients that are not clients of Cabrera Capital Markets or an affiliate thereof are not eligible to hold Cabrera Capital Markets Shares, and any Cabrera Capital Markets Shares known to the Trust to be held in such accounts will be converted to Institutional Shares (the “Cabrera Capital Markets Direct Accounts Conversion”).

The Cabrera Capital Markets Direct Accounts Conversion will occur on the basis of the relative net asset value of the shares of the two applicable classes on the conversion date, without the imposition of any sales load, fee or other charge. Shares acquired through reinvestment of dividends on Cabrera Capital Markets Shares will also convert to Institutional Shares.

13.	Penserra Shares.

Penserra Shares will be available for purchase only by clients of Penserra Securities or an affiliate thereof and will be offered without a sales charge. Penserra Shares will not be subject to a fee payable pursuant to the Plans and Agreements.

Accounts of clients that are not clients of Penserra Securities or an affiliate thereof are not eligible to hold Penserra Shares, and any Penserra Shares known to the Trust to be held in such accounts will be converted to Institutional Shares (the “Penserra Direct Accounts Conversion”).

The Penserra Direct Accounts Conversion will occur on the basis of the relative net asset value of the shares of the two applicable classes on the conversion date, without the imposition of any sales load, fee or other charge. Shares acquired through reinvestment of dividends on Penserra Shares will also convert to Institutional Shares.

14.	Great Pacific Shares.

Great Pacific Shares will be available for purchase only by clients of Great Pacific Securities or an affiliate thereof and will be offered without a sales charge. Great Pacific Shares will not be subject to a fee payable pursuant to the Plans and Agreements.

Accounts of clients that are not clients of Great Pacific Securities or an affiliate thereof are not eligible to hold Great Pacific Shares, and any Great Pacific Shares known to the Trust to be held in such accounts will be converted to Institutional Shares (the “Great Pacific Direct Accounts Conversion”).

The Great Pacific Direct Accounts Conversion will occur on the basis of the relative net asset value of the shares of the two applicable classes on the conversion date, without the imposition of any sales load, fee or other charge. Shares acquired through reinvestment of dividends on Great Pacific Shares will also convert to Institutional Shares.

15.	Stern Brothers Shares.

Stern Brothers Shares will be available for purchase only by clients of Stern Brothers & Co. or an affiliate thereof and will be offered without a sales charge. Stern Brothers Shares will not be subject to a fee payable pursuant to the Plans and Agreements.

Accounts of clients that are not clients of Stern Brothers & Co. or an affiliate thereof are not eligible to hold Stern Brothers Shares, and any Stern Brothers Shares known to the Trust to be held in such accounts will be converted to Institutional Shares (the “Stern Brothers Direct Accounts Conversion”).

The Stern Brothers Direct Accounts Conversion will occur on the basis of the relative net asset value of the shares of the two applicable classes on the conversion date, without the imposition of any sales load, fee or other charge. Shares acquired through reinvestment of dividends on Stern Brothers Shares will also convert to Institutional Shares.

16.	WestCap Shares.

WestCap Shares will be available for purchase only by portfolio companies of WestCap Management, LLC or an affiliate thereof and clients of an SEC-registered broker-dealer entity affiliated with WestCap Management, LLC and will be offered without a sales charge. WestCap Shares will not be subject to a fee payable pursuant to the Plans and Agreements.

Accounts of clients that are not portfolio companies of WestCap Management, LLC or an affiliate thereof or clients of an SEC-registered broker-dealer entity affiliated with WestCap Management, LLC are not eligible to hold WestCap Shares, and any WestCap Shares known to the Trust to be held in such accounts will be converted to Institutional Shares (the “WestCap Direct Accounts Conversion”).

The WestCap Direct Accounts Conversion will occur on the basis of the relative net asset value of the shares of the two applicable classes on the conversion date, without the imposition of any sales load, fee or other charge. Shares acquired through reinvestment of dividends on WestCap Shares will also convert to Institutional Shares.

17.	Tigress Shares.

Tigress Shares will be available for purchase only by clients of Tigress Financial Partners LLC or an affiliate thereof and will be offered without a sales charge. Tigress Shares will not be subject to a fee payable pursuant to the Plans and Agreements.

Accounts of clients that are not clients of Tigress Financial Partners LLC or an affiliate thereof are not eligible to hold Tigress Shares, and any Tigress Shares known to the Trust to be held in such accounts will be converted to Institutional Shares (the “Tigress Direct Accounts Conversion”).

The Tigress Direct Accounts Conversion will occur on the basis of the relative net asset value of the shares of the two applicable classes on the conversion date, without the imposition of any sales load, fee or other charge. Shares acquired through reinvestment of dividends on Tigress Shares will also convert to Institutional Shares.

C.	Methods for Allocating Expenses Among Classes.

Class expenses are allocated to the specific class of shares of the particular portfolio. All other expenses are allocated in accordance with Rule 18f-3(c).

Amended and restated:         February 21, 2008; March 10, 2017; May 15, 2019; September 24, 2020; November 10, 2020; July 27, 2021; September 22, 2021; February 8, 2022; May 10, 2022; July 28, 2022; and November 8, 2022.

Appendix A

Series and Classes	Series and Classes

Series A (TempFund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class J Private Client Shares

Class L Capital Shares

Class O Cabrera Capital Markets Shares

Series B (TempCash)

Class A Institutional Shares

Class B Dollar Shares

Class K Premier Shares

Class L Capital Shares

Class Q Great Pacific Shares

Series C (FedFund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class H Select Shares

Class J Private Client Shares

Class K Premier Shares

Class L Capital Shares

Class M Mischler Financial Group Shares

Class R Stern Brothers Shares

Class S WestCap Shares

Class T Tigress Shares

Series D (T-Fund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class H Select Shares

Class K Premier Shares

Class L Capital Shares

Series F (Treasury Trust Fund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class H Select Shares

Class L Capital Shares

Series H (MuniCash)

Class A Institutional Shares

Class B Dollar Shares

Class L Capital Shares

Series I (California Money Fund)

Class A Institutional Shares

Class L Capital Shares

Series J (New York Money Fund)

Class A Institutional Shares

Class L Capital Shares

Series and Classes	Series and Classes

Series E (BlackRock Liquid Federal Trust Fund)

Class A Institutional Shares

Class B Dollar Shares

Class C Administration Shares

Class D Cash Management Shares

Class E Cash Reserve Shares

Class L Capital Shares

Class M Mischler Financial Group Shares

Class N Bancroft Capital Shares

Class O Cabrera Capital Markets Shares

Class P Penserra Shares

Class Q Great Pacific Shares

Class R Stern Brothers Shares

Class T Tigress Shares